UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 14, 2005

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                       001-31540                91-1922863
----------------------------           -----------            ----------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



2614 QUEENSWOOD DR., VICTORIA, BC CANADA                         V8N 1X5
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE

On April 14, 2005 Flexible Solutions International, Inc., issued a press release announcing the closing of a $3,375,000 private placement.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBIT NO.   DESCRIPTION

        99.1       Press Release Dated April 14, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Flexible Solutions International, Inc.

                                          By: /s/ DAN O'BRIEN
                                              ----------------------------------
                                              President
Dated: April 14, 2005.

                                                                    EXHIBIT 99.1

                               FLEXIBLE SOLUTIONS
                               COVER AND CONSERVE
COMPANY CONTACT:

HEAD OFFICE
(250) 477-9969
(800) 661 3560
JENS BIERTUMPEL
(604) 682-1799

                 FSI RAISES $3.375 MILLION IN PRIVATE PLACEMENT

VICTORIA, BRITISH COLUMBIA, APRIL 14, 2005 - FLEXIBLE SOLUTIONS INTERNATIONAL, INC. (AMEX: FSI, FRANKFURT: FXT), the developer and manufacturer of biodegradable and environmentally safe water and energy conservation technology, as well as anti-scalant technology, is pleased to announce today the closing of a $3,375,000 private placement. The funds will be used to eliminate all debt, and the small balance will be added to working capital.

The placement will allow the Company to maintain its existing working capital to increase inventory and marketing, and therefore increase sales, rather than using FSI's working capital to retire debt. CFO Fred Kupel states, "This placement puts FSI's balance sheet in a strong position going forward. Management is now freed to concentrate on the many opportunities open to our product line."

Participating investors are a select group of investment funds, and the terms are one common share at $3.75 and a warrant to acquire a further share at $4.50. The total number of shares subscribed for was limited to 900,000, in order to minimize shareholder dilution while providing sufficient funds to retire the debt remaining from the acquisition of our NanoChem division in June 2004.

ABOUT FLEXIBLE SOLUTIONS INTERNATIONAL
Flexible Solutions International, Inc. (www.flexiblesolutions.com), based in Victoria, British Columbia, is the developer and manufacturer of Water$avr, the world's first commercially viable water evaporation retardant. FSI is an environmental technology company specializing in energy and water conservation products for drinking water, agriculture, industrial markets and swimming pools throughout the world. Water$avr reduces evaporation by up to 30% on reservoirs, lakes, aqueducts, irrigation canals, ponds and slow moving rivers. Heat$avr, a "liquid blanket" evaporation retardant for the commercial swimming pool and spa markets, also reduces humidity and lowers water heating costs, resulting in energy savings of 15% to 40%. The Company's Eco$avr product targets the residential swimming pool market.
The Company's Nanochem Solutions, Inc., subsidiary specializes in environmentally friendly, green chemistry, water-soluble products utilizing thermal polyaspartate (TPA) biopolymers. TPA beta-proteins are manufactured from the common biological amino acid, L-aspartic acid.

SAFE HARBOR PROVISION
The Private Securities Litigation Reform Act of 1995 provides a "Safe Harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward looking statement with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the company is detailed from time to time in the company's reports filed with the Securities and Exchange Commission. #

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of April 8, 2005, among Flexible Solutions International, Inc., a Nevada corporation (the "COMPANY"), and the investors identified on the signature pages hereto (each, an "INVESTOR" and collectively, the "INVESTORS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

                  "ACTION" means any action, claim, suit, inquiry, notice of violation, proceeding (including, without limitation, any investigation or partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (U.S. or Canadian federal, state, provincial, county, local or foreign), stock market, stock exchange or trading facility.

                  "ADDITIONAL SHARES" has the meaning set forth in Section 4.7.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                  "AVAILABLE UNDERSUBSCRIPTION AMOUNT" has the meaning set forth in Section 4.3(b).

                  "BASIC AMOUNT" has the meaning set forth in Section 4.3(b).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York or Victoria, British Columbia are authorized or required by law or other governmental action to close.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to Article II of this Agreement.

                  "CLOSING DATE" means the Business Day immediately following the date on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

                  "COMMISSION"   means   the  U.S.   Securities   and   Exchange
Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $.001 per share, and any securities into which such common stock may hereafter be reclassified, converted or exchanged.

                  "COMMON STOCK EQUIVALENTS" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

                  "COMPANY COUNSEL" means Foley & Lardner LLP.

                  "COMPANY DELIVERABLES" has the meaning set forth in Section 2.2(a).

                  "DISCLOSURE MATERIALS" has the meaning set forth in Section 3.1(h).

                  "EFFECTIVE DATE" means the date that the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

                  "EVALUATION DATE" has the meaning set forth in Section 3.1(s).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FIRST NOTICE" has the meaning set forth in Section 4.3(a).

                  "GAAP" means U.S. generally accepted accounting principles.

                  "INTELLECTUAL  PROPERTY  RIGHTS"  has the meaning set forth in
Section 3.1(p).










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
                  "INVESTMENT AMOUNT" means, with respect to each Investor, the dollar amount that such Investor is investing in the Securities at Closing, as indicated on such Investor's signature page to this Agreement under the line "Investment Amount".

                  "INVESTOR DELIVERABLES" has the meaning set forth in Section 2.2(b).

                  "INVESTOR PARTY" has the meaning set forth in Section 4.9.

                  "LIEN" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

                  "LOSSES" has the meaning set forth in Section 4.9.

                  "MATERIAL ADVERSE EFFECT" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, or (iii) an adverse impairment to the Company's ability to perform on a timely basis any of its obligations under any Transaction Document.

                  "NEW ISSUE  SECURITIES"  has the  meaning set forth in Section
4.3.

                  "NEW YORK COURTS" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

                  "NOTICE OF ACCEPTANCE" has the meaning set forth in Section 4.3(b).

                  "OUTSIDE DATE" means April 15, 2005.

                  "PER SHARE PURCHASE PRICE" equals $3.75.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "REFUSED SECURITIES" has the meaning set forth in Section 4.3(c).

                  "REGISTRATION   STATEMENT"  means  a  registration   statement
meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares and the Warrant Shares.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Closing Date, among the Company and the Investors, in the form of Exhibit B hereto.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC REPORTS" has the meaning set forth in Section 3.1(h).

                  "SECURITIES" means the Shares, the Warrants and the Warrant Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement, including any Additional Shares.

                  "SHORT SALES" include, without limitation, all "short sales" as defined in Rule 3b-3 of the Exchange Act and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.

                  "SUBSIDIARY" means any subsidiary of the Company required to be identified in Schedule 3.1(a).

                  "THRESHOLD PRICE" means the Per Share Purchase Price (subject to equitable adjustment for stock splits, recombinations and similar events that may occur following the Closing Date and prior to the date in question).

                  "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                  "TRADING MARKET" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Warrants, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "UNDERSUBSCRIPTION  AMOUNT"  has  the  meaning  set  forth  in
Section 4.3(b).

                  "WARRANTS" means the Common Stock purchase warrants in the form of Exhibit A, which are issuable to the Investors at the Closing.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II.
                                PURCHASE AND SALE

         2.1 CLOSING. The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 at 4:30 p.m. (New York time) on the Closing Date or at such other location or time as the parties may agree.

         2.2 CLOSING DELIVERIES. (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the "COMPANY DELIVERABLES"):

                           (i)      a certificate  evidencing a number of Shares
equal to such Investor's Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor;

                           (ii)     a  Warrant,  registered  in the name of such
Investor, pursuant to which such Investor shall have the right to acquire 100% of the number of Shares issuable to such Investor pursuant to Section 2.2(a)(i);

                           (iii)    the legal  opinion  of Company  Counsel,  in
agreed form, addressed to the Investors;

                           (iv)     the  Registration  Rights  Agreement,   duly
executed by the Company; and

                           (v)      an   officer's   certificate,   pursuant  to
Section 5.1(g) herein.

                  (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following (the "INVESTOR DELIVERABLES"):

                           (i)      to the Company,  its Investment  Amount,  in
United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

                           (ii)     the  Registration  Rights  Agreement,   duly
executed by such Investor.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each Investor:

                  (a) SUBSIDIARIES. The Company has no direct or indirect Subsidiaries other than as specified in Schedule 3.1(a). Except as disclosed in
Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) ORGANIZATION AND QUALIFICATION. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (c) AUTHORIZATION;  ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that









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
with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 4.6 and 4.11, (v) the filing of an Additional Listing Application with the American Stock Exchange, and (vi) those that have been made or obtained prior to the date of this Agreement.

                  (f) ISSUANCE OF THE SECURITIES. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the Shares and the Warrant Shares.

                  (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in the SEC Reports and on Schedule 3.1(g). Except as specified in the SEC Reports and on Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports and on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company, or securities or rights convertible or exchangeable into shares of capital stock of the Company. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of capital stock of the Company or other securities to any Person (other than the Investors under the Transaction Documents) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports, forms or other information required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports, forms or other information) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Schedules to this Agreement (if any), the "DISCLOSURE MATERIALS") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. For purposes of this Agreement, any reports, forms or other information provided to the Commission, whether by filing, furnishing or otherwise providing, is included in the term "filed" (or any derivations thereof).

                  (i) PRESS RELEASES. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement do not individually or taken as a whole contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

                  (j)  MATERIAL  CHANGES.  Since the date of the latest  audited financial  statements  included  within the SEC Reports,  except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities (not to exceed $100,000) not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities, except pursuant to existing Company stock option plans and consistent with past practice. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (k) LITIGATION. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (l) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

                  (n) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the

Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

                  (o) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (p) PATENTS AND TRADEMARKS.  The Company and the  Subsidiaries
have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (q) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business.

                  (r) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (s) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15(d)-15(e) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the last day of the period covered by the Form 10-QSB for the Company's most recently ended fiscal quarter (such date, the "EVALUATION DATE"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as described in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, without inquiry, in other factors that could significantly affect the Company's internal controls.

                  (t) SOLVENCY. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (u) CERTAIN FEES. Except as described in Schedule 3.1(u), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (v) CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares, Warrants and Warrant Shares by the Company to the Investors under the Transaction Documents. The Company is eligible to register the resale of its Common Stock by the Investors on Form S-3 promulgated under the Securities Act. Except as specified in Schedule 3.1(v), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or exercised.

                  (w) LISTING AND MAINTENANCE REQUIREMENTS. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents (including the issuance of Additional Shares) does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by the Transaction Documents.

                  (x) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (y) APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors or shareholders of the Company prior to the Closing Date as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Investors' ownership of the Securities.

                  (z) NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

                  (aa) DISCLOSURE. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (b) INVESTMENT INTENT. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) INVESTOR STATUS. At the time such Investor was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the

Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d) GENERAL SOLICITATION. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (e) ACCESS TO INFORMATION. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities;
(ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the  opportunity to obtain such  additional  information  that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (f) CERTAIN TRADING ACTIVITIES. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any trading in any securities of the Company (including, without limitations, any Short Sales involving the Company's securities) during the 20 Trading Days prior to the date of this Agreement. As of the date of this Agreement, such Investor has no open short position in the Common Stock, and covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any Short Sales prior to the public disclosure of the material terms of this transaction by the Company.

                  (g) LIMITED OWNERSHIP. The purchase by such Investor of the Securities issuable to it at the Closing will not result in such Investor (individually or together with other Person with whom such Investor has identified, or will have identified, itself as part of a "group" in a public filing made with the Commission involving the Company's securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company immediately following Closing. Such Investor does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

                  (h) INDEPENDENT INVESTMENT DECISION. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and such Investor confirms that it has not relied on the advice of any other Investor's business and/or legal counsel in making such decision. If such Investor is other than SF Capital Partners Ltd., such Investor represents and warrants that Bryan Cave LLP has not acted as its legal counsel in connection with the transactions contemplated by this Agreement.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

                  (b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

                  [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder.

                  (c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)):
(i) following a sale of such Securities pursuant to an effective registration statement (including the Registration Statement), (ii) following a sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Shares or Warrant Shares are eligible for sale under Rule 144(k). Following such time as restrictive legends are not required to be placed on certificates representing Shares or Warrant Shares pursuant to the preceding sentence, the Company will, no later than three Trading Days following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, use its best efforts to deliver or cause to be delivered to such Investor a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. If the Investor does not receive such certificates by the end of the seventh day following the delivery by an Investor to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend such seven day period, then the Company shall pay partial liquidated damages to the Investor in cash on demand, calculated at the rate of 1% per month of the Investor's Investment Amount, for each day so long as the Company fails to provide such certificates.

         4.2 FURNISHING OF INFORMATION. As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date htereof pursuant to the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 PARTICIPATION RIGHTS. If at any time prior to the eighteen-month anniversary of the Closing Date, the Company proposes to offer, issue, or sell any equity Common Stock or Common Stock Equivalents (collectively, "NEW ISSUE SECURITIES"), the Company shall concurrently offer to the Investors up to such amount of New Issue Securities as would enable the Investors to maintain their percentage ownership of the Company, in accordance with the following provisions:

                  (a) The Company shall publicly disclose its intention to offer, issue, or sell (as the case may be) New Issue Securities in a manner such that Investors will not be in possession of material non-public information concerning the Company as a result of the provisions of this Section (including receipt of a First Notice, and then give a written notice to each Investor (the "FIRST NOTICE") stating (i) its intention to issue the New Issue Securities,
(ii) the number and description of the New Issue Securities proposed to be issued and (iii) the purchase price (calculated as of the proposed issuance date) and the other terms and conditions upon which the Company is offering the New Issue Securities.

                  (b) Transmittal of the First Notice to the Investors by the Company shall constitute an offer by the Company to sell to each Investor (i) up to its pro rata portion (based upon such Investor's percentage ownership of the outstanding Common Stock as of the date of receipt of the First Notice) of the New Issue Securities (the "BASIC AMOUNT") for the price and upon the terms and conditions set forth in the First Notice and (ii) with respect to each Investor that elects to purchase its Basic Amount, any additional portion of the New Issue Securities attributable to the Basic Amounts of other Investors as such Investor shall indicate it will purchase or acquire should the other Investors subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT"). For a period of ten (10) Business Days after receipt of the First Notice, each Investor shall have the option, exercisable by written notice to the Company, to accept the Company's offer as to all or any part of such Investor's Basic Amount and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Investor elects to purchase (in either case, the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase that portion of the Available Undersubscription Amount as the Basic Amount of such Investor bears to the total Basic Amounts of all Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent it deems reasonably necessary. If two or more types of New Issue Securities are to be issued or New Issue Securities are to be issued together with other types of securities, including, without limitation, debt securities, in a single transaction or related transactions, the rights to purchase New Issue Securities granted to the Investors under this Section must be exercised to purchase all types of New Issue Securities and such other securities in the same proportion as such New Issue Securities and other securities are to be issued by the Company.

                  (c) The Company shall have ten (10) Trading Days from the expiration of the period set forth in Section 4.3(b) above to issue, sell or exchange all or any part of such New Issue Securities as to which a Notice of Acceptance has not been given by the Investors (the "REFUSED SECURITIES"), but only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons than those set forth in the First Notice.

                  (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.3(c) above), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the New Issue Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of New Issue Securities that the Investor elected to purchase pursuant to Section 4.3(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of New Issue Securities the Company actually proposes to issue, sell or exchange (including prior to such reduction) and (ii) the denominator of which shall be the original amount of the New Issue Securities. In the event that any Investor so elects to reduce the number or amount of New Issue Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the New Issue Securities unless and until such securities have again been offered to the Investors in accordance with Section 4.3(a) above.

                  (e) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of New Issue Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.3(d) the Investors have so elected, upon the terms and conditions specified in the First Notice. The purchase by the Investors of any New Issue Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such New Issue Securities reasonably satisfactory in form and substance to the Investors and the Company and their respective counsel.

                  (f) The participation rights contained in this Section 4.3 shall not apply to the issuance and sale by the Company of shares of Common Stock issued as a result of: (i) the issuance of Warrant Shares, (ii) to the extent consistent with past practice, the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its shareholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the

Company's shareholders), or (iii) the issuance and sale by the Company of shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company.

         4.4 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require shareholder approval of the sale of the Securities to the Investors.

         4.5 SUBSEQUENT REGISTRATIONS. Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

         4.6 SECURITIES LAWS DISCLOSURE; PUBLICITY. By 9:30 a.m. (New York time) on the Trading Day following the execution of this Agreement, and by 9:30 a.m. (New York time) on the Trading Day following the Closing Date, the Company shall issue press releases in a form approved by the Investors disclosing the transactions contemplated hereby and the Closing. On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and on the Trading Day following the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange
Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

         4.7      ADDITIONAL SHARES.

                  (a) If, prior to the one-year anniversary of the Closing Date, the Company issues (or agrees to issue) any shares of Common Stock or if the Company or any Subsidiary issues (or agrees to issue) any Common Stock Equivalents entitling any Person to acquire shares of Common Stock at a price per share less than the Threshold Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Threshold Price, such issuance shall be deemed to have occurred for less than the Threshold Price), then, with each such issuance of Common Stock or Common Stock Equivalents for a purchase price that is less than the Threshold Price, the Company shall immediately issue additional shares of Common Stock (the "ADDITIONAL SHARES") to each Investor for no additional consideration. The number of Additional Shares issuable to each Investor will equal: (a) the Threshold Price minus the lowest price per share of the Common Stock or Common Stock Equivalents offered or sold that trigger an obligation under this Section ("SUBSEQUENT ISSUE PRICE") divided by (b) the Threshold Price, multiplied by (c) the total number of Shares issued or issuable to such Investor pursuant to Section 2.2(a)(i). The Company shall notify the Investors in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price. The Additional Shares shall be entitled to the registration and other rights set forth in the Registration Rights Agreement and any Additional Shares not registered for resale shall also be afforded general piggyback registration rights such that such Additional Shares may be included in any registration statement (other than on Form S-8) filed by the Company. Notwithstanding the foregoing, no issuances of Additional Shares will be made under this Section as a result of: (i) the issuance of Warrant Shares, (ii) to the extent consistent with past practice, the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its shareholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the Company's shareholders), or (iii) the issuance and sale by the Company of shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company. If prior to the one-year anniversary of the Closing Date, the Company enters into any understanding or agreement to issue or sell securities, or otherwise engages in discussions with any Person in connection with a potential issuance or sale of securities, that would, if such issuance or sale were to occur prior to the one-year anniversary of the Closing Date, trigger an obligation to issue Additional Shares, then notwithstanding the fact that such actual issuance of Common Stock or Common Stock Equivalents occurs after the one-year anniversary of the Closing Date, such issuance will obligate the Company to issue Additional Shares under this Section.

                  (b) CERTAIN LIMITATIONS.

                           (i)   Notwithstanding   anything   to  the   contrary
contained herein, the number of Additional Shares that may be acquired by an Investor pursuant to this Section shall be limited to the extent necessary to insure that, following such issuance, the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the issuance of Additional Shares). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, an Investor may waive the provisions of this Section 4.7(b) as to itself but any such waiver will not be effective until the 61st day after delivery thereof and such waiver shall have no effect on any other Investor.

                           (ii)   Notwithstanding   anything  to  the   contrary
contained herein, the number of Additional Shares that may be acquired by an Investor pursuant to this Section shall be limited to the extent necessary to insure that, following such issuance, the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the issuance of Additional Shares). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived.

                           (iii) The Company and each  Investor  agree that,  if
and to the extent Sections 4.7(b)(i)-(ii) would restrict the ability of an Investor to receive any Additional Shares, then notwithstanding anything to the contrary set forth herein, the Company shall deliver those Additional Shares as may be acquired by such Investor in accordance with Sections 4.7(b)(i)-(ii). An Investor will promptly notify the Company in writing if the issuance of Additional Shares would be restricted by Sections 4.7(b)(i)-(ii), specifying therein the Additional Shares so restricted. Such Investor shall deliver a notice to the Company when it is able to acquire any remaining Additional Shares not previously deliverable to such Investor due to the applicability of Sections 4.7(b)(i)-(ii), however, such notice shall not take effect until the 61st day following delivery thereof.

                           (iv) Notwithstanding anything to the contrary in this
Agreement, if the Company has not previously obtained Stockholder Approval, then the Company may not issue Additional Shares in excess of the Issuable Maximum pursuant to this Section. The "Issuable Maximum" means, as of any date, a number of shares of Common Stock equal to 2,354,551, which is 19.9% of the issued and outstanding Common Stock of the Company, based on 11,831,916 shares of Common Stock outstanding on April 1, 2005. Each Investor shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing: (x) the number of Shares issued and sold to such Investor on the Closing Date plus any Additional Shares previously issued to such Investor by (y) the aggregate number of Shares issued and sold by the Company on the Closing Date plus any Additional Shares previously issued to Investors. If any Investor shall no longer hold Shares, then such Investor's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Investors, giving effect to the Company's desire to allocate this limitation among the class of securities known as Shares. If on any date Additional Shares are issuable to Investors, or at such time as an Investor shall notify the Company that the condition in (A) following this clause shall be in effect: (A) the aggregate number of Additional Shares would exceed the Issuable Maximum on such date, and (B) the Company shall not have previously obtained the vote of shareholders, as may be required by the applicable rules and regulations of the American Stock Exchange (or any successor entity or any other Trading Market on which the Company's securities then trade), applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof (the "STOCKHOLDER APPROVAL"), then, the Company shall issue to the Investor a number of Additional Shares equal to the Issuable Maximum and, with respect to the remainder of Additional Shares issuable to the Investors which would result in an issuance of shares of Common Stock in excess of the Issuable Maximum, the Company must use its best efforts to seek and obtain Stockholder Approval as soon as possible, but in any event not later than the 90th day following such Exercise Date or the date of such request. The Company and the Investors understand and agree that Additional Shares issued to and then held by the Investors shall not be entitled to cast votes on any resolution to obtain Stockholder Approval pursuant hereto.

                  (c)  For  purposes  of  this   Section   4.7,  the   following
subsections (c)(i) to (c)(vi) shall also be applicable:

                           (i)  ISSUANCE  OF RIGHTS OR  OPTIONS.  In case at any
time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "OPTIONS" and such convertible or exchangeable stock or securities being called "CONVERTIBLE SECURITIES") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Threshold Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Subsequent Issue Price. Except as otherwise provided in subsection 4.7(c)(iii), no adjustment of the Subsequent Issue Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) ISSUANCE OF CONVERTIBLE SECURITIES.  In case the
Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Threshold Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Subsequent Issue Price, provided that (a) except as otherwise provided in subsection 4.7(c)(iii), no adjustment of the Subsequent Issue Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Subsequent Issue Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Subsequent Issue Price have been made pursuant to the other provisions of subsection 4.7(c).

                           (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. Upon
the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4.7(c)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4.7(c)(i) or 4.7(c)(ii), or the rate at which Convertible Securities referred to in subsections 4.7(c)(i) or 4.7(c)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Subsequent Issue Price in effect at the time of such event shall forthwith be readjusted to the Subsequent Issue Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4.7(c) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4.7(c) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Subsequent Issue Price then in effect hereunder shall forthwith be changed to the Subsequent Issue Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                           (iv) STOCK  DIVIDENDS.  Subject to the  provisions of
this Section 4.7(c), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           (v)  CONSIDERATION  FOR STOCK.  In case any shares of
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "ADDITIONAL RIGHTS") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Investors). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Investors as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Investors are unable to agree upon the fair market value of the Additional Rights, the Company and the Investors shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Investors.

                           (vi) RECORD  DATE.  In case the Company  shall take a
record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         4.8 LIMITATION ON ISSUANCE OF FUTURE PRICED SECURITIES. During the six months following the Closing Date, the Company shall not issue any "Future Priced Securities" as such term is described by NASD IM-4350-1.

         4.9 INDEMNIFICATION OF INVESTORS. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "LOSSES") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.10 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company. In the event that in order to comply with its obligations under Section 4.3, the Company in writing requests an Investor to enter into a written confidentiality agreement regarding information which the Company desires to disclose to such Investor and which the Company believes is material and non-public (the parties agreeing that the information to be disclosed pursuant to such an agreement shall only be material and non-public for up to 10 days from the date of such agreement) and such Investor informs the Company that it would not be willing to enter into such confidentiality agreement, then such Investor shall be deemed to have waived its pre-emptive rights under Section 4.3 for a period of 20 days from the date of such Investor's refusal (or the 20th day following the third Business Day on which the Company shall have requested such agreement in writing in the event such Investor fails to respond).

         4.11 LISTING OF SECURITIES. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and Warrant Shares, and will take such other action as is necessary or desirable to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         4.12 USE OF PROCEEDS. The Company will use the net proceeds from the sale of the Securities hereunder to retire a note, in an amount not exceeding $3,150,000, secured by the Company's Peru, IL factory, and for working capital purposes, and not for the purpose of redeeming any Common Stock or Common Stock Equivalents.

                                   ARTICLE V.
                        CONDITIONS PRECEDENT TO CLOSINGS

         5.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE INVESTORS TO PURCHASE SECURITIES. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before such Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of such Closing as though made on and as of such date;

                  (b) PERFORMANCE. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to such Closing;

                  (c) NO INJUNCTION.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (d) ADVERSE CHANGES. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

                  (e) NO SUSPENSIONS OF TRADING IN COMMON STOCK; LISTING. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

                  (f) COMPANY DELIVERABLES. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a);

                  (g) CLOSING OFFICER'S CERTIFICATE. At the Closing, the Company shall have delivered to each Investor an officer's certificate to the effect that each of the conditions specified in Sections 5.1(a) - 5.1(e) is satisfied in all respects;

                  (h) MINIMUM SUBSCRIPTIONS. The aggregate of all Investors' Investment Amounts shall not be less than $3,000,000;

                  (i) MAXIMUM SUBSCRIPTIONS. The aggregate of all Investors' Investment Amounts shall not be greater than $3,750,000;

                  (j) THRESHOLD PRICE. On the Trading Day immediately preceding the Closing Date, the closing price of the Common Stock as reported on the Trading Market shall not be less than the Threshold Price; and

                  (k) AMEX LISTING. The American Stock Exchange shall have approved the Company's application for the listing of the Shares and shall not have objected to the transactions contemplated by this Agreement.

         5.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY TO SELL SECURITIES. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before such Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of such Closing as though made on and as of such date;

                  (b) PERFORMANCE. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to such Closing;

                  (c) NO INJUNCTION.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (d) INVESTORS DELIVERABLES. Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b); and

                  (e) AMEX LISTING. The American Stock Exchange shall have approved the Company's application for the listing of the Shares and shall not have objected to the transactions contemplated by this Agreement.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         6.1 FEES AND EXPENSES. At the Closing, the Company shall reimburse SF Capital Partners Ltd. $15,000 in connection with its legal fees concerning the transactions contemplated by the Transaction Documents (SF Capital Partners Ltd. may deduct such amount from the portion of its Investment Amount deliverable to the Company at the Closing), it being understood that Bryan Cave LLP has only rendered legal advice to SF Capital Partners Ltd., and not to the Company or any Investor in connection with the transactions contemplated hereby, and that each of the Company and each Investor has relied for such matters on the advice of its own respective counsel. Except as specified in the immediately preceding sentence and in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

         6.2 ENTIRE AGREEMENT. The Transaction Documents, together with the Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         6.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:      Flexible Solutions International, Inc.
                                 615 Discovery Street
                                 Victoria, B.C.
                                 V8T 5G4, Canada
                                 Facsimile:  (250) 477-9912
                                 Attn.:  Dan O'Brien

         If to an Investor:      To the address set forth under such Investor's
                                 name on the signature pages hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         6.4 AMENDMENTS; WAIVERS; NO ADDITIONAL CONSIDERATION. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any

Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

         6.5      TERMINATION.   This  Agreement  may  be  terminated  prior  to
Closing:

                  (a) by written agreement of the Investors and the Company;

                  (b) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time; or

                  (c) by an Investor (as to itself but no other Investor) if it concludes in good faith that any of the conditions precedent contained in
Section 5.1(c), (d) or (e) shall have been breached or shall not be capable of being satisfied by the Outside Date despite the assumed best efforts of the Company.

         In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors and shall pay to SF Capital Partners Ltd. up to $15,000 of the fees and expenses incurred by SF Capital Partners Ltd. (including reasonable legal fees and expenses) in connection with this Agreement and the transactions contemplated by this Agreement through the termination date. Other than as to the foregoing fees and expenses, upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

         6.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

         6.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors."

         6.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 (as to each Investor Party).

         6.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an Action to enforce any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

         6.10 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

         6.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         6.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         6.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.17 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

         6.18 LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                                      FLEXIBLE SOLUTIONS INTERNATIONAL, INC.


                                      By:_______________________________________
                                      Name:
                                      Title:


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGES FOR INVESTORS FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Security Purchase Agreement as of the date first written above.

                                NAME OF INVESTOR:





                                By:      Name:
                                         Title:

                                Investment Amount: $
                                                    ----------------------------

                                Tax ID No.:
                                            ------------------------------------

                                ADDRESS FOR NOTICE

                                c/o:
                                     -------------------------------------------

                                Street:
                                        ----------------------------------------

                                City/State/Zip:
                                                --------------------------------

                                Attention:
                                           -------------------------------------

                                Tel:
                                         ---------------------------------------

                                Fax:
                                         ---------------------------------------



                                DELIVERY INSTRUCTIONS
                                (if different from above)

                                c/o:
                                     -------------------------------------------

                                Street:
                                       -----------------------------------------

                                City/State/Zip:
                                                --------------------------------

                                Attention:
                                           -------------------------------------

                                Tel:
                                         ---------------------------------------